UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): December 18, 2014
 BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13500 Evening Creek Drive North San Diego, California	92128
(Address of principal executive offices)	(Zip Code)
(858) 668-2586
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
2015 Annual Base Salaries and Target Cash Bonus Amounts
On December 18, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Bridgepoint Education, Inc. (the “Company”), after considering a competitive market review of total compensation for our executive officers and obtaining guidance from an independent compensation consultant, increased the annual base salaries of the executive officers listed below to the following amounts, effective January 1, 2015:

Name	2014 Annual Base Salary ($)	2015 Annual Base Salary ($)
Andrew S. Clark	725,000	725,000
Daniel J. Devine	400,000	400,000
Jane L. McAuliffe	330,000	340,000
Rodney T. Sheng	390,000	405,000
Diane L. Thompson	375,000	390,000
The Compensation Committee also approved the 2015 target cash bonuses for the executive officers listed below, in the following amounts:

Name	2015 Target Bonus Amount ($)
Andrew S. Clark	725,000
Daniel J. Devine	260,000
Jane L. McAuliffe	187,000
Rodney T. Sheng	303,750
Diane L. Thompson	136,500
Such bonuses will be based on the achievement of certain performance goals to be established by the Compensation Committee. Actual bonuses payable for fiscal year 2015, if any, will vary depending on the extent to which actual performance meets, exceeds, or falls short of the goals to be established by the Compensation Committee.
Performance Stock Units

On December 18, 2014, the Performance Award Subcommittee of the Compensation Committee approved the award of performance stock units (“PSUs”) under the Company’s Amended and Restated 2009 Stock Incentive Plan to the executive officers listed below, in the following amounts:

Name	2015 Performance Stock Unit Award ($)
Andrew S. Clark	1,571,000
Daniel J. Devine	830,000
Jane L. McAuliffe	750,000
Rodney T. Sheng	1,033,000
Diane L. Thompson	807,000
The Performance Award Subcommittee of the Compensation Committee also approved a form of Performance Stock Unit Award Agreement (the “PSU Agreement”). Pursuant to the PSU Agreement, each PSU represents the right to receive one share of the Company’s common stock, and the number of PSUs that each executive actually earns will be determined by the level of achievement of the performance goals set forth in the PSU Agreement. The foregoing description of the PSU Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the PSU Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

10.1 # †	Form of Performance Stock Unit Award Agreement.

#            Indicates management contract or compensatory plan.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and the non-public information has been filed separately with the SEC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2014		Bridgepoint Education, Inc.

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Senior Vice President, Secretary and General Counsel